Exhibit 10.8


                                 POSEIDIS, INC.

     The undersigned hereby agrees that for a period commencing on August 26, 2005 and expiring on the later of (a) the date that all amounts owed to Cornell Capital Partners, LP (the "Investor"), or any successors or assigns, under the Secured Convertible Debentures issued to the Investor pursuant to the Securities Purchase Agreement between Poseidis, Inc. (the "Company") and the Investor dated August 26, 2005 have been paid or (b) the termination of the Standby Equity Distribution Agreement dated August 26, 2005 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge (except to the Investor), assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities") except in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended.

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: August 26, 2005

                                    Signature


                                    /s/ Louis Pardau dit Pardo
                                    -------------------------------------
                                    Name:   Louis Pardau dit Pardo
                                    Address: 454 De La Gauchetiere Ouest,
                                             Penthouse 1002
                                             Montreal H2Z1E3
                                             QC CANADA